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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):   September 19, 2001


                          PROSPERITY BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)


                  Texas                             0-25051                     74-2331986
     (State or other jurisdiction of       (Commission File Number)          (I.R.S. Employer
     incorporation or organization)                                         Identification No.)



                  4295 San Felipe                                                     77027
                  Houston, Texas                                                    (Zip Code)
     (Address of principal executive offices)



      Registrant's telephone number, including area code:  (713) 693-9300



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     Item 5. Other Events.

     On September 19, 2001, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing that the Company's Board of Directors had approved a stock repurchase plan. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated September 19, 2001 announcing such event.


     Item 7.  Financial Statements and Exhibits.

          Exhibits.

          99.1  -   Press Release dated September 19, 2001 announcing the
                    approval by the Company's Board of Directors of a stock repurchase plan.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PROSPERITY BANCSHARES, INC.



Dated: September 20, 2001          By: /s/ David Zalman
                                       -----------------------------------------
                                       David Zalman
                                       President and Chief Executive Officer




                                 EXHIBIT INDEX

Exhibit
Number                                    Description
-------                                   -----------

 99.1 Press Release dated September 19, 2001 announcing the approval by the Company's Board of Directors of a stock repurchase plan.

                                      -2-